UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 1, 2013
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 1, 2013, Hospira, Inc. (“Company”) announced the Company’s global device strategy, an initiative that establishes a streamlined and modernized device portfolio, while supporting the continued advancement of device remediation, including device quality improvement efforts.  A copy of the press release announcing this strategy is attached as Exhibit 99.1 and is incorporated by reference herein.  In connection with the strategy, the Company expects to incur aggregate charges related to these actions in the range of approximately $300 million to $350 million on a pre-tax basis, of which approximately $182 million have been incurred in the first quarter 2013 results.  The remaining charges will be incurred over the next two to three years as the Company implements the device strategy.

The total estimated charges include pre-tax cash costs of approximately $240 million to $290 million. The major types of cash costs include: (i) customer sales allowances; (ii) customer accommodations, contract termination, and pump collection and destruction costs; and (iii) pump retirement and replacement program administration, quality systems/process implementation costs and other costs. Further, of the total pre-tax charges, approximately $60 million relates to non-cash charges for various asset write-downs and accelerated depreciation.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 1, 2013 (furnished pursuant to Item 2.02 hereof and not deemed to be “filed” under the Securities Exchange Act of 1934)

Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s device strategy, and the expected charges related to that strategy. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA or other regulatory agencies, and unanticipated costs or delays associated with the execution of the strategy. Additional information concerning other factors is contained under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Forms 10-Q filed with the Securities and Exchange Commission, which are incorporated by reference. Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: May 1, 2013		/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated May 1, 2013 (furnished pursuant to Item 2.02 hereof and not deemed to be “filed” under the Securities Exchange Act of 1934)